                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 20, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On October 20, 2005, American International Group, Inc. (AIG) issued a press release announcing that the Board of Directors of AIG has elected Michael
H. Sutton as a Director. Mr. Sutton will serve on the Audit Committee of the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In addition, on October 20, 2005, the Board of Directors of AIG was notified by M. Bernard Aidinoff, director of AIG, that he does not intend to stand for election at AIG's 2006 Annual Meeting of Shareholders and will retire from the Board of Directors at that time.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99.1 Press release of American International Group, Inc. dated October 20, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: October 21, 2005                  By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary

                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release of American International
                                   Group, Inc. dated October 20, 2005.